July 27, 1998

                           THE DREYFUS THIRD CENTURY

                                  FUND, INC.

                           SUPPLEMENT TO PROSPECTUS

                             DATED OCTOBER 1, 1997

   THE FOLLOWING INFORMATION SUPPLEMENTS AND SUPERSEDES AND REPLACES ANY CONTRARY INFORMATION CONTAINED IN THE TENTH PARAGRAPH IN THE SECTION OF THE FUND'S PROSPECTUS ENTITLED "MANAGEMENT OF THE FUND."

   Effective July 30, 1998, Jeffrey F. Friedman will become interim portfolio manager for the Fund with respect to its areas of social concern. Mr. Friedman will serve in that capacity until a new portfolio manager is named. Mr. Friedman is an analyst for Dreyfus concentrating on international securities for both the equity and fixed income areas and on corporate private placements. He rejoined Dreyfus in 1991, having initially been employed by Dreyfus from 1971 to 1990.
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   EFFECTIVE   JANUARY  1,  1998,  THE  FOLLOWING  INFORMATION  SUPPLEMENTS  AND
SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE PROSPECTUS UNDER THE CAPTION "HOW TO BUY SHARES."

   The minimum initial investment is $750 for Dreyfus-sponsored Keogh Plans, IRAs (including regular IRAs, spousal IRAs for a non-working spouse, Roth IRAs, SEP-IRAs and rollover IRAs) and 403(b)(7) Plans with only one participant and $500 for Dreyfus-sponsored Education IRAs, with no minimum on subsequent purchases.
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   EFFECTIVE  JANUARY 15, 1998, THE FOLLOWING POLICIES WILL BE IN EFFECT FOR THE
FUND:

   ADDITIONAL INFORMATION ABOUT PURCHASES, EXCHANGES AND REDEMPTIONS. The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund's performance and its shareholders. Accordingly, if the Fund' s management determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability of Fund exchanges, or reject in whole or part any purchase or exchange request, with respect to such investor' s account. Such investors also may be barred from purchasing other funds in the Dreyfus Family of Funds. Generally, an investor who makes more than four exchanges out of the Fund during any calendar year (for calendar year 1998, beginning on January 15th) or who makes exchanges that appear to coincide with an active market-timing strategy may be deemed to be engaged in excessive trading. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. In addition, the Fund may refuse or restrict purchase or exchange requests by any person or group if, in the judgment of the Fund's management, the Fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the Fund receives or anticipates receiving simultaneous orders that may significantly affect the Fund (e.g., amounts equal to 1% or more of the Fund's total assets). If an

(CONTINUED ON REVERSE SIDE)

exchange request is refused, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management or would adversely affect the Fund. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through financial intermediaries, but does not apply to the Dreyfus Auto-Exchange Privilege, to any automatic investment or withdrawal privilege described herein, or to participants in employer-sponsored retirement plans.

   During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components -- redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

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